SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2004

RAMP CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-24768	84-1123311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Maiden Lane Fifth Floor New York, New York (Address of principal executive offices)	10038 (Zip Code)

Registrant's telephone number, including area code: (212) 440-1500

(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         99.1 Press Release dated May 6, 2004 announcing the Registrant's new wholly-owned subsidiary, LifeRamp Family Financial, Inc. ("LifeRamp").

         99.2 Press Release dated May 6, 2004 announcing that Heather Urich will serve as National Spokesperson for LifeRamp.

         99.3 Press Release dated May 7, 2004 announcing that Susan Boucher will serve as Senior Vice President for Advocacy and Public Relations of LifeRamp.

         99.4 Press Release dated May 7, 2004 announcing that the Registrant has retained Shattuck Hammond Partners as its investment banker and financial advisor in the structuring and capitalization of LifeRamp.

Item 9.  Regulation FD Disclosure.

         On May 6, 2004, the Registrant disseminated the press releases attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, and on May 7, 2004, the Registrant disseminated the press releases attached to this Current Release on Form 8-K as Exhibits 99.3 and 99.4, regarding its LifeRamp Family Financial, Inc. subsidiary.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 7, 2004	RAMP CORPORATION (Registrant) By:/s/ Mitchell M. Cohen Mitchell M. Cohen Executive Vice President Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 6, 2004 announcing the Registrant's new wholly-owned subsidiary, LifeRamp Family Financial, Inc. ("LifeRamp").
99.2	Press Release dated May 6, 2004 announcing that Heather Urich will serve as National Spokesperson for LifeRamp.
99.3	Press Release dated May 7, 2004 announcing that Susan Boucher will serve as Senior Vice President for Advocacy and Public Relations of LifeRamp.
99.4	Press Release dated May 7, 2004 announcing that the Registrant has retained Shattuck Hammond Partners as its investment banker and financial advisor in the structuring and capitalization of LifeRamp.